Cost of sales	12 Months Ended
Jan. 31, 2019
Text block [abstract]
Cost of sales
22.	COST OF SALES

Cost of sales comprise costs of inventories sold, production overheads unallocated to inventories, warranty and distribution costs, costs related to sales programs that involve a free product or service delivered to clients, write-down of inventories, reversal of write-down of inventories, depreciation of property, plant and equipment and intangible assets used to manufacture and distribute products.